UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 18, 2010 (May 14, 2010)

Behringer Harvard Multifamily REIT I, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-53195	20-5383745
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

15601 Dallas Parkway, Suite 600, Addison, Texas

75001

(Address of principal executive offices)

(Zip Code)

(866) 655-3600

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                             Entry Into a Material Definitive Agreement.

On May 14, 2010, Behringer Harvard Multifamily REIT I, Inc. (which may be referred to herein as the “Registrant,” “we,” “our” or “us”), Behringer Securities LP (the “Dealer Manager”), Behringer Harvard Multifamily Advisors I, LLC (the “Advisor”), Behringer Harvard Holdings, LLC (the “Sponsor”) and Ameriprise Financial Services, Inc. (“Ameriprise”) entered into a Selected Dealer Agreement (the “Selected Dealer Agreement”) pursuant to which Ameriprise has been appointed as a selected dealer to solicit subscriptions for shares of our common stock (the “Shares”) in connection with our initial public offering (Registration No. 333-148414).  The Dealer Manager, the Sponsor and the Advisor are affiliated entities.  Ameriprise is not affiliated with us, the Dealer Manager, the Sponsor or the Advisor.

Pursuant to the terms of the Selected Dealer Agreement, the Dealer Manager generally will pay, reimburse and reallow to Ameriprise selling commissions, dealer fees, costs and expenses to the maximum extent described in our prospectus, as supplemented.

Subject to certain limitations set forth in the Selected Dealer Agreement, we and each of the Dealer Manager, the Sponsor and the Advisor, jointly and severally, agree to indemnify, defend and hold harmless Ameriprise and each person, if any, who controls Ameriprise within the meaning of Section 15 of the Securities Act of 1933, and any of their respective officers, directors, employees and agents from and against any and all loss, liability, claims, damages and expenses caused by (1) certain untrue statements and alleged untrue statements, omissions or alleged omissions of a material fact made in connection with our initial public offering, in certain Securities and Exchange Commission or state securities law filings, or in advertising or supplemental sales literature approved by us for use by Ameriprise; (2) any communication regarding the valuation of the Shares provided by or on behalf of us; or (3) the breach by us, the Dealer Manager, the Sponsor and the Advisor, or any employee or agent acting on their behalf of any of the representations, warranties, covenants, terms and conditions of the Selected Dealer Agreement.

The information set forth above with respect to the Selected Dealer Agreement does not purport to be complete in scope and is qualified in its entirety by the full text of the Selected Dealer Agreement, which is attached to this report as Exhibit 1.1 and is incorporated into this Item 1.01 disclosure by reference.

Item 9.01                                             Financial Statements and Exhibits.

(d)                                 Exhibits.

1.1                                 Selected Dealer Agreement, dated May 14, 2010, by and among Behringer Harvard Multifamily REIT I, Inc., Behringer Securities LP, Behringer Harvard Multifamily Advisors I, LLC, Behringer Harvard Holdings, LLC and Ameriprise Financial Services, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BEHRINGER HARVARD MULTIFAMILY REIT I, INC.

Dated: May 18, 2010	By:	/s/ Gerald J. Reihsen, III
Gerald J. Reihsen, III
Executive Vice President – Corporate Development & Legal

Exhibit Index

Exhibit No.	Description

1.1

Selected Dealer Agreement, dated May 14, 2010, by and among Behringer Harvard Multifamily REIT I, Inc., Behringer Securities LP, Behringer Harvard Multifamily Advisors I, LLC, Behringer Harvard Holdings, LLC and Ameriprise Financial Services, Inc.